Exhibit 99.2
Valmont® © 2024 Industries, Inc. Q1 2024 Earnings Presentation May 2, 2024

Today’s Agenda 2 May 2, 2024 | Valmont Industries, Inc. 01 02 03 04 Q1 2024 Results & Market Dynamics 2024 Strategic Priorities Updated 2024 Outlook and Guidance Q&A

These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission, as well as future economic and market circumstances, industry conditions, company performance and financial results, operating efficiencies, availability and price of raw materials, availability and market acceptance of new products, product pricing, domestic and international competitive environments, geopolitical risks and actions and policy changes of domestic and foreign governments. Consequently, such forward-looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Disclosure Regarding Forward-Looking Statements 3 May 2, 2024 | Valmont Industries, Inc.

CEO Opening Comments Avner Applbaum, President & CEO 4 May 2, 2024 | Valmont Industries, Inc.

Q1 2024 Financials and Key Messages

$0.98B	(8.0%)	13.5%	$4.32	$23M	$12M
Net Sales	Y/Y Net Sales	Operating Margin	Diluted EPS	Operating Cash Flow	Cash Returned to Shareholders


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Great start to 2024 as the global Valmont team achieved outstanding results that exceeded expectations, **expanding operating margins 240 bps and increasing diluted EPS ~25%** on 8% lower sales

Commercial execution, operational excellence and lower SG&A from structural cost improvements contributed to the improved profitability, guided by the Valmont Business Model

Infrastructure sales were $724 million, down 2% year-over-year, as **strong utility market demand and favorable pricing across the portfolio** were more than offset by significantly lower Telecommunications volumes

Agriculture sales were $259 million, down 22% year-over-year, as backlog levels in North America and Brazil normalized this year compared to Q1 2023 and international project sales decreased; **demand remains soft but stable** amid lower grain prices

5 May 2, 2024 | Valmont Industries, Inc.

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Infrastructure Agriculture Attractive Markets with Multi-Year Drivers • Benefiting from several long-term, secular growth drivers • Utilities are sustaining elevated capex spending due to the energy transition, replacement of aging infrastructure for enhanced resiliency and power load growth due to the rising consumption of data and technology • Strong Department of Transportation demand supported by road construction investment; future benefits expected from Infrastructure Investment and Jobs Act although funding is slower than anticipated • Solar expects to see demand growth in the US and internationally due to favorable regulation • Telecom softness as wireless carriers have communicated reduced capex spending this year, following record levels of investment in 2021 and 2022 • Global irrigation demand is driven by climate change, water scarcity and sustainability considerations • U.S. net farm income levels are expected to decline significantly in 2024 compared to 2023; however, signs of improving sentiment beginning to emerge as spring order rates are trending higher Y/Y • Brazil expected farm income levels are soft due to lower grain prices; the country remains a key part of our long-term strategy • International project pipeline is strong; food security concerns, the ability to produce goods for export and growing populations driving demand; Egypt project shipments expected to continue throughout 2024; recently secured over $50 million of additional project awards for the Middle East market 6 May 2, 2024 | Valmont Industries, Inc.

2024 Strategic Priorities Aligned with Valmont Business Model Focus Areas 7 May 2, 2024 | Valmont Industries, Inc. Valmont Business Model is the foundation on which we create value and achieve long-term financial targets High-Performance Culture Driving market leadership and fostering innovation; living our core values on the journey toward excellence Return on Invested Capital (ROIC) Strategically focused on core competencies to optimize ROIC; allocating resources to maintain a competitive edge while maximizing value creation Sustainability & Innovative Customer Solutions Driven by our tagline Conserving Resources. Improving Life., sustainability is ingrained in our global operations and customer-centric innovative solutions

Financial Results and Outlook Tim Francis, Interim CFO 8 May 2, 2024 | Valmont Industries, Inc.

Q1 2024 Financial Summary 9 May 2, 2024 | Valmont Industries, Inc. • Sales lower Y/Y with decreases in both Infrastructure (down 1.7%) and Agriculture (down 22.1%); strategic pricing and favorable mix partially offset lower volumes • Operating margin expanded 240 bps on commercial execution, including pricing strategies, deliberate actions to improve cost of goods sold and lower SG&A expenses • Diluted EPS improved on higher operating income and lower share count $M, except EPS 2024 2023 % Net Sales 977.8 1,062.5 -8.0% Operating Income 131.6 118.5 +11.0% Operating Margin 13.5% 11.1% +240 bps Net Earnings1 87.8 74.5 +17.8% Diluted EPS 4.32 3.47 +24.5% 1 Net Earnings Attributable to Valmont Industries, Inc.

Q1 2024 Results | Infrastructure 10 May 2, 2024 | Valmont Industries, Inc. Sales ($M) Operating Income ($M) • Sales decreased as higher volumes in TD&S and Solar, driven by strong utility market demand, plus favorable pricing across the portfolio were more than offset by significantly lower Telecom volumes • Operating margin improved due to commercial execution, including pricing strategies, deliberate actions to improve COGS and lower SG&A expenses, which more than offset impact of lower volumes $723.6 $736.1 2024 2023 -1.7% +24.9% $117.9 $94.4 2024 2023 16.4% 12.9% Sales ($M) 2024 2023 % Transmission, Distribution, and Substation (TD&S) $325.2 $314.9 +3% Lighting and Transportation (L&T) $222.1 $229.1 -3% Coatings $87.1 $90.1 -3% Telecommunications $54.0 $68.1 -21% Solar $35.2 $33.9 +4%

Q1 2024 Results | Agriculture 11 May 2, 2024 | Valmont Industries, Inc. • North America sales were lower as Q1 2023 benefited from the ongoing delivery of elevated backlog; positive signs emerging as order rates are trending higher Y/Y • Average system selling prices in North America were slightly lower than last year • International decline due to normalized backlog levels and continued softness in Brazil, and lower project sales in the Middle East; sales contribution from the HR Products acquisition partially offset the lower sales • Operating income decreased as improved gross profit margins and the benefit of lower SG&A expenses were more than offset by the impact of lower volumes Sales ($M) Operating Income ($M) Sales ($M) 2024 2023 % North America $159.9 $182.9 -13% International $98.8 $149.3 -34% Irrigation Equipment and Parts $233.1 $299.2 -22% Technology Products and Services $25.6 $33.0 -22% -22.1% -23.2% $258.7 $332.2 2024 2023 $41.0 $53.3 2024 2023 15.9% 16.1%

Building Solid Financial Foundation 12 May 2, 2024 | Valmont Industries, Inc. • Strong Q1 2024 Operating Cash Flows on earnings growth • Expect to generate strong cash flow in 2024 as earnings increase and we maintain focus on diligent working capital management • Long-term debt mostly fixed-rate, with long-dated maturities in 2044 and 2054 • Total Debt to Adjusted EBITDA remains within our desired range of 1.5 to 2.5 times • Strong and flexible balance sheet to support balanced capital allocation strategy Free Cash Flows ($M) YTD 3/30/2024 Liquidity ($M) 3/30/2024 Net Cash Flows from Operating Activities $ 23 Cash $ 169 Net Cash Flows from Investing Activities (19) Total Long-Term Debt 1,108 Net Cash Flows from Financing Activities (35) Shareholders' Equity 1,409 Net Cash Flows from Operating Activities $ 23 Total Debt to Adj. EBITDA1 1.82x Purchase of Property, Plant, & Equipment (15) Available Credit under Revolving Credit Facility2 $ 422 Free Cash Flows $ 8 Cash 169 Total Available Liquidity $ 591 1 Please see Adjusted EBITDA and Leverage Ratio at end of document. 2 $800M Total Revolver less borrowings and Standby LCs of $378M.

Balanced Approach to Capital Allocation

2024 First Quarter Capital Deployment: **$27M**

Growing Our Business

$15M
Capital Expenditures

- We continue to invest in strategic capacity expansions to increase output and enhance manufacturing flexibility
- Prioritize projects that deliver high ROIC
- Technologies to support and drive efficiency and productivity

N/A
Acquisitions

- Targeting adjacent opportunities in end markets with favorable and global long-term demand trends
- Recent HR Products acquisition contributing to profitable growth
- Returns exceeding cost of capital within 3 years

Returning Cash to Shareholders

N/A
Share Repurchases

- Completed $120.0M Accelerated Share Repurchase commenced in Q4 2023; total shares repurchased under ASR program was 535,141
- ~$136M remains on the current share repurchase authorization
- Opportunistic approach, supported by free cash flow

$12M
Dividends

- Q1 Dividends Paid $12.1M
- Payout ratio target: 15% of earnings; current payout ~14%

13 May 2, 2024 | Valmont Industries, Inc.

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Segment Assumptions Raising 2024 Outlook and Updating Key Assumptions • Infrastructure volumes are expected to approach MSD growth; lingering telecom softness is expected to be more than offset by strong demand in other infrastructure markets • Improved Agriculture sales outlook due to better international project visibility; now expected to decrease 10% – 15% (previously expected to decrease 15% – 20%) 14 May 2, 2024 | Valmont Industries, Inc. (2.0%) – 0.5% Change In Net Sales Y/Y Previous outlook: (3.0%) – Flat $15.40 – $16.40 GAAP Diluted EPS Previous outlook: $14.25 – $15.50 Key Assumptions • Effective tax rate of ~26% • Minimal expected foreign currency translation impact on net sales • Capital expenditures now expected to be in the range of $110 to $125 million to support strategic growth initiatives Other Modeling Considerations • Q2 2024 EPS is expected to be slightly below Q1 2024 results • Expect Infrastructure full-year gross profit margin improvement compared to 2023, although not as high as Q1 2024 results • Expect 2H 2024 Agriculture operating margins to be similar to Q4 2023 (10.3% on adjusted1 basis) • Higher mix of international projects expected to pressure 2H 2024 Ag margins, partially offset by lower SG&A • Expect consolidated SG&A as a % of net sales to be lower than 2023 1Please see Reg G reconciliation to GAAP measures at end of document.

Valmont Team Is Executing Our Strategy and Performing Well in Dynamic Market 15 May 2, 2024 | Valmont Industries, Inc. Actively managing what we can control • Driving commercial excellence across our markets • Focusing on our core competencies as competitive advantages • Enhancing productivity through operational excellence Proactively taking steps across our global operations to deliver financial results • Structurally reducing cost structure, improving margins and cash flows to generate sustainable shareholder value • Demonstrating greater level of resilience than previous agriculture downcycles • Creating a high-performance culture that is positioned for sustained financial success Primed to further expand margins as volumes recover in agriculture and telecom markets • Diverse portfolio, supported by multi-year megatrends in Infrastructure and Agriculture, positions us well for continued outperformance • Committed to meeting long-term financial targets outlined in our Q4 2023 earnings call • Market leadership and innovation give us confidence in ability to outpace market growth rates, creating sustainable shareholder value

Q&A 16 May 2, 2024 | Valmont Industries, Inc.

Appendix 17 May 2, 2024 | Valmont Industries, Inc.

Long-Term Financial Targets MSD+ Net Sales Growth1 Approaching Mid-Teens Operating Margin 100% Net Earnings FCF Conversion High-Teens Return on Invested Capital Serving markets with positive growth outlook aligned with megatrends Innovation and market expansion to grow above markets Strategic pricing to align with value we deliver Streamlined organization aligned with strategy Operational efficiencies & focus on the outliers A disciplined and efficient capital allocation strategy Internal investments and acquisitions are evaluated based on financial and strategic criteria Managing net working capital to maximize cash flow Supply chain and inventory optimization 1 VMI sales growth through the Agriculture cycle; organic sales growth only Delivering reliable growth while expanding operating margins and ROIC to consistently create shareholder value 18 May 2, 2024 | Valmont Industries, Inc.

Actual and Projected Transmission Investment 19 May 2, 2024 | Valmont Industries, Inc. Source: Edison Electric Institute Business Analytics Group Updated January 2024

Infrastructure Investment and Jobs Act (IIJA) 20 May 2, 2024 | Valmont Industries, Inc. Source: Grassley.senate.gov Infrastructure Investment and Jobs Act Spending Breakdown (In Order - Most to Least) Previously-Passed Transportation Funding | $650B Roads, Bridges and Related Programs | $111B Energy, Power and Electric Grid Reliability | $107.5B Freight and Passenger Rail | $66B Broadband | $65B Water and Wastewater Infrastructure | $55B Public Transportation | $39.2B Airports | $25B Natural Disaster Prevention and Mitigation | $23.3B Cleaning-Up Abandoned Sites | $21B Army Corps of Engineers | $16.7B Highway and Pedestrian Safety | $11B Ports and Coast Guard | $7.8B Cybersecurity and other Infrastructure Programs | $10.11B

U.S. Net Cash Farm Income by Year 21 May 2, 2024 | Valmont Industries, Inc. Source: USDA Updated February 7, 2024

U.S. Drought Condition 22 May 2, 2024 | Valmont Industries, Inc. Source: Drought Monitor Updated April 23, 2024

The non-GAAP table below discloses the impacts of the realignment charges and non-recurring charges associated with major scope changes for two strategic projects initiated by departed senior leadership on the fourth quarter of fiscal 2023 results. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted operating income (loss) to be taken into consideration by management and investors with the related reported GAAP measures. Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Dollars in thousands 23 May 2, 2024 | Valmont Industries, Inc.

Historical Free Cash Flow[1,2] (2014 – 2023)

Dollars in millions

	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Net cash flows from operating activities	$ 174.1	$ 272.3	$ 232.8	$ 133.1	$ 153.0	$ 307.6	$ 316.3	$ 65.9	$ 326.3	$ 306.8
Net cash flows from investing activities	(256.9)	(48.2)	(53.0)	(49.6)	(155.4)	(168.1)	(104.0)	(417.3)	(132.1)	(115.3)
Net cash flows from financing activities	(136.8)	(32.0)	(95.2)	(32.0)	(162.1)	(98.9)	(173.8)	133.5	(181.9)	(176.4)
Net cash flows from operating activities	$ 174.1	$ 272.3	$ 232.8	$ 133.1	$ 153.0	$ 307.6	$ 316.3	$ 65.9	$ 326.3	$ 306.8
Purchase of plant, property, and equipment	(73.0)	(45.5)	(57.9)	(55.3)	(72.0)	(97.4)	(106.7)	(107.8)	(93.3)	(96.8)
Free cash flows	101.1	226.8	174.9	77.8	81.0	210.2	209.6	(41.9)	233.0	210.0
Net earnings attributable to Valmont Industries, Inc.	$ 183.9	$ 40.1	$ 175.5	$ 120.5	$ 101.8	$ 146.4	$ 140.7	$ 195.6	$ 250.9	$ 150.8
Adjusted free cash flow net earnings attributable to Valmont Industries, Inc.	$ 187.7	$ 131.7	$ 139.9	$ 162.7	$ 130.4	$ 146.4	$ 159.8	$ 222.3	$ 284.2	$ 291.6
Free Cash Flow Conversion - GAAP	0.55	5.66	1.00	0.65	0.80	1.44	1.49	(0.21)	0.93	1.39
Free Cash Flow Conversion - Adjusted	0.53	1.71	1.25	0.48	0.62	1.44	1.31	(0.19)	0.82	0.72
Reconciliation of Net Earnings to Adjusted Figures										
Net earnings attributed to Valmont Industries, Inc.	$ 183.9	$ 40.1	$ 175.5	$ 120.5	$ 101.8	$ 146.4	$ 140.7	$ 195.6	$ 250.9	$ 150.8
Loss from divestiture of offshore wind energy structures business	-	-	-	-	-	-	-	-	33.3	-
Change in valuation allowance against deferred tax assets	-	7.1	(20.7)	41.9	-	-	-	5.0	-	-
Impairment of long-lived assets	-	61.8	1.1	-	28.6	-	19.1	21.7	-	140.8
Reversal of contingent liability	-	-	(16.6)	-	-	-	-	-	-	-
Other non-recurring expenses (non-cash)	-	18.1	-	-	-	-	-	-	-	-
Noncash loss from Delta EMD shares	3.8	4.6	0.6	0.2	-	-	-	-	-	-
Adjusted free cash flow net earnings attributable to Valmont Industries, Inc.	$ 187.7	$ 131.7	$ 139.9	$ 162.7	$ 130.4	$ 146.4	$ 159.8	$ 222.3	$ 284.2	$ 291.6

[1]Adjusted net earnings for purposes of calculating free cash flow conversion may not agree to the adjusted net earnings. The difference is due to non-recurring expenses which were settled in cash in the year of occurrence as part of net cash flows from operating activities.

[2]We use the non-GAAP measure of free cash flow, which we define as GAAP net cash flows from operating activities reduced by the purchase of property, plant, and equipment. We believe that free cash flow is a useful performance measure for management and useful to investors as the basis for comparing our performance with other companies. Our measure of free cash flow may not be directly comparable to similar measures used by other companies.

24 May 2, 2024 | Valmont Industries, Inc.

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1We use the non-GAAP measure of free cash flow, which we define as GAAP net cash flows from operating activities reduced by the purchase of property, plant, and equipment. We believe that free cash flow is a useful performance measure for management and useful to investors as the basis for comparing our performance with other companies. Our measure of free cash flow may not be directly comparable to similar measures used by other companies. Free Cash Flow Throughout the Cycle Dollars in millions 25 May 2, 2024 | Valmont Industries, Inc. 101 227 175 78 81 210 210 (42) 233 210 148 (100) (50) - 50 100 150 200 250 300 350 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 10 Year Avg GAAP 0.55X 5.66X 1.00X 0.65X 0.80X 1.44X 1.49X (0.21X) 0.93X 1.39X Adj. 0.53X 1.71X 1.25X 0.48X 0.62X 1.44X 1.31X (0.19X) 0.82X 0.72X Historical FCF Conversion by Year1 2014 – 2023 Free Cash Flow1 10-yr Avg. $148M GAAP 1.37X Adj. 0.87X Years of rapid raw material cost inflation

Certain of our debt agreements contain covenants that require us to maintain certain coverage ratios. Our Debt to Adjusted EBITDA may not exceed 3.5X Adjusted EBITDA (or 3.75X Adjusted EBITDA after certain material acquisitions) of the prior four fiscal quarters. See “Leverage Ratio” below. Calculation of Adjusted EBITDA and Leverage Ratio Dollars in thousands 26 May 2, 2024 | Valmont Industries, Inc. Net earnings attributable to Valmont Industries, Inc. $ 164,131 Interest expense 59,924 Income tax expense 88,266 Depreciation and amortization expense 96,838 Stock-based compensation 37,713 EBITDA 446,872 Impairment of long-lived assets 140,844 Realignment charges 35,210 Proforma acquisition adjustment 2,389 Adjusted EBITDA $ 625,315 Interest-bearing debt, excluding origination fees and discounts of $26,138 $ 1,136,431 Less: cash and cash equivalents in excess of $50,000 119,195 Net indebtedness $ 1,017,236 Net indebtedness $ 1,017,236 Leverage ratio 1.63 Interest-bearing debt, excluding origination fees and discounts of $26,138 $ 1,136,431 Total debt to adjusted EBITDA 1.82 Four fiscal quarters ended March 30, 2024